UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 30, 2014
Date of Report

TAPIMMUNE INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27239	88-0277072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 Eastlake Avenue East, Suite 100, Seattle, WA	98102
(Address of principal executive offices)	(Zip Code)

(206) 504-7278
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01                      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

a)           Previous Independent Accountant

On October 30, 2014, Dale Matheson Carr-Hilton LaBonte LLP (“DMCL”), 1500-1140 West Pender Street Vancouver BC Canada, was dismissed as the principal independent registered public accounting firm for TapImmune Inc. (the “Company”).  The Audit Reports of DMCL, dated April 14, 2014 and May 15, 2013, on the Company’s financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report dated April 14, 2014 for the fiscal year ended December 31, 2013, and the report dated May 15, 2013 for the fiscal year ended December 31, 2012, contained statements indicating there is substantial doubt about the Company’s ability to continue as a going-concern.  During the Company’s two most recent fiscal years and any subsequent interim period up to and including the date of DMCL’s dismissal, there have been no disagreements with DMCL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of DMCL, would have caused them to make reference thereto in their report on the financial statements for such periods.

On October 31, 2014, the Company provided a draft copy of this report on Form 8-K to DMCL, requesting their comments on the information contained herein.  The responsive letter from DMCL is herewith filed as an exhibit to this current report on Form 8-K.

b)           New Independent Accountant

On October 31, 2014, the Board of Directors of the Company appointed the firm of Marcum LLP, 750 Third Avenue, New York, NY 10017, as the principal independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014.  During the two most recent fiscal years or subsequent interim period, neither the Company, nor anyone on its behalf, consulted with Marcum LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of Marcum LLP, provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of Marcum LLP, on any matter that was the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT INDEX

Exhibit	Description

16.1	Responsive Letter from Dale Matheson Carr-Hilton LaBonte LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAPIMMUNE INC.
Date: November 10, 2014	By: /s/ Glynn Wilson Name: Glynn Wilson Title: Chairman and CEO